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EXHIBIT 4.1


NUMBER
RIM                                                                       SHARES


RIM Semiconductor Company
INCORPORATED UNDER THE LAWS OF THE STATE OF UTAH
                                                                 SEE REVERSE FOR
                                                         FOR CERTAIN DEFINITIONS
                                              COMMON STOCK
CUSIP

         THIS CERTIFIES THAT: -----------------

         IS THE OWNER OF  ------------------------------------------

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $.001 PAR VALUE EACH OF ---------------------------------------- RIM Semiconductor Company
----------------------------------------------------------------

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Utah, and to the Articles of Incorporation and By-laws of the Corporation as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.
         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:                                                    COUNTERSIGNED
                  [Rim Semiconductor Seal]
                                                     :

                                         OLDE MONMOUTHE STOCK TRANSFER CO., INC.
                              200 MEMORIAL PARKWAY, ATLANTIC HIGHLANDS, NJ 07716
                                                    TRANSFER AGENT

                                                     BY:
                                                           AUTHORIZED SIGNATURE

/S/ BRAD KETCH                                             /S/ BRAD KETCH
-------------------                                        -------------------
SECRETARY                                                  PRESIDENT

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 ---------

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common               UNIF GIFT MIN ACT -
                                                  ..........Custodian...........
     TEN ENT - as tenants by the entireties       (Cust)                 (Minor)
     JT TEN - as joint tenants with right of      under Uniform Gifts to Minors
              survivorship and not as tenants
              in common                           Act.........        (State)

Additional abbreviations may also be used though not in the above list.


For Value Received ___________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
-------------------------------------------------------

 --------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS , INCLUDING ZIP CODE OF ASSIGNEE) -------------------------------------- Shares of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint--------------- ----Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated___________________________

                                                --------------------------------

                                                NOTICE: THE SIGNATURE OF THIS
                                                ASSIGNMENT MUST CORRESPOND WITH
                                                THE NAME AS WRITTEN UPON THE
                                                FACE OF THE CERTIFICATE IN EVERY
                                                PARTICULAR, WITHOUT ALTERATION
                                                OR ENLARGEMENT, OR ANY CHANGE
                                                WHATSOEVER.


THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACT OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.
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